[Royce & Associates, LLC letterhead]

May 1, 2008

The Royce Fund
1414 Avenue of the Americas
New York, NY 10019

Re: Fee Waiver and Expense Reimbursement - Royce Heritage Fund (K Class)

Gentlemen:

Reference is made to the Investment Advisory Agreement dated October 1, 2001 (the “Agreement”) by and between The Royce Fund (the “Fund”) on behalf of Royce Heritage Fund (the “Series”) and Royce & Associates (the “Adviser”).

Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services provided by it under the Agreement for the calendar year ending December 31, 2008, and/or agrees to reimburse expenses relating to such calendar year to the Series with respect to the Class in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for its K Class of shares (the “Class”) are not more than 1.59% of the Class’ average net assets for such calendar year.

The Adviser’s obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

The Series’ “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the calendar year involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees’ fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series’ statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series’ “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are “extraordinary” as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LLC

By:	/s/ John D. Diederich
John D. Diederich
Chief Operating Officer

ACCEPTED:
THE ROYCE FUND

By:	/s/ John D. Diederich
John D. Diederich
Vice President

[Royce & Associates, LLC letterhead]

May 1, 2008

The Royce Fund
1414 Avenue of the Americas
New York, NY 10019

Re: Fee Waiver and Expense Reimbursement - Royce Heritage Fund (R Class)

Gentlemen:

Reference is made to the Investment Advisory Agreement dated October 1, 2001 (the “Agreement”) by and between The Royce Fund (the “Fund”) on behalf of Royce Heritage Fund (the “Series”) and Royce & Associates (the “Adviser”).

Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services provided by it under the Agreement for the calendar year ending December 31, 2008, and/or agrees to reimburse expenses relating to such calendar year to the Series with respect to the Class in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for its R Class of shares (the “Class”) are not more than 1.84% of the Class’ average net assets for such calendar year.

The Adviser’s obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

The Series’ “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the calendar year involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees’ fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series’ statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series’ “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are “extraordinary” as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LLC

By:	/s/ John D. Diederich
John D. Diederich
Chief Operating Officer

ACCEPTED:
THE ROYCE FUND

By:	/s/ John D. Diederich
John D. Diederich
Vice President

[Royce & Associates, LLC letterhead]

May 1, 2008

The Royce Fund
1414 Avenue of the Americas
New York, NY 10019

Re: Fee Waiver and Expense Reimbursement - Royce Value Fund (K Class)

Gentlemen:

Reference is made to the Investment Advisory Agreement dated October 1, 2001 (the “Agreement”) by and between The Royce Fund (the “Fund”) on behalf of Royce Value Fund (the “Series”) and Royce & Associates (the “Adviser”).

Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services provided by it under the Agreement for the calendar year ending December 31, 2008, and/or agrees to reimburse expenses relating to such calendar year to the Series with respect to the Class in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for its K Class of shares (the “Class”) are not more than 1.59% of the Class’ average net assets for such calendar year.

The Adviser’s obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

The Series’ “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the calendar year involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees’ fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series’ statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series’ “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are “extraordinary” as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LLC

By:	/s/ John D. Diederich
John D. Diederich
Chief Operating Officer

ACCEPTED:
THE ROYCE FUND

By:	/s/ John D. Diederich
John D. Diederich
Vice President

[Royce & Associates, LLC letterhead]

May 1, 2008

The Royce Fund
1414 Avenue of the Americas
New York, NY 10019

Re: Fee Waiver and Expense Reimbursement - Royce Value Plus Fund (K Class)

Gentlemen:

Reference is made to the Investment Advisory Agreement dated October 1, 2001 (the “Agreement”) by and between The Royce Fund (the “Fund”) on behalf of Royce Value Plus Fund (the “Series”) and Royce & Associates (the “Adviser”).

Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services provided by it under the Agreement for the calendar year ending December 31, 2008, and/or agrees to reimburse expenses relating to such calendar year to the Series with respect to the Class in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for its K Class of shares (the “Class”) are not more than 1.59% of the Class’ average net assets for such calendar year.

The Adviser’s obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

The Series’ “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the calendar year involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees’ fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series’ statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series’ “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are “extraordinary” as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LLC

By:	/s/ John D. Diederich
John D. Diederich
Chief Operating Officer

ACCEPTED:
THE ROYCE FUND

By:	/s/ John D. Diederich
John D. Diederich
Vice President

[Royce & Associates, LLC letterhead]

May 1, 2008

The Royce Fund
1414 Avenue of the Americas
New York, NY 10019

Re: Fee Waiver and Expense Reimbursement - Royce 100 Fund (K Class)

Gentlemen:

Reference is made to the Investment Advisory Agreement dated June 30, 2003 (the “Agreement”) by and between The Royce Fund (the “Fund”) on behalf of Royce 100 Fund (the “Series”) and Royce & Associates (the “Adviser”).

Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services provided by it under the Agreement for the calendar year ending December 31, 2008, and/or agrees to reimburse expenses relating to such calendar year to the Series with respect to the Class in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for its K Class of shares (the “Class”) are not more than 1.59% of the Class’ average net assets for such calendar year.

The Adviser’s obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

The Series’ “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the calendar year involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees’ fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series’ statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series’ “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are “extraordinary” as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LLC

By:	/s/ John D. Diederich
John D. Diederich
Chief Operating Officer

ACCEPTED:
THE ROYCE FUND

By:	/s/ John D. Diederich
John D. Diederich
Vice President

[Royce & Associates, LLC letterhead]

May 1, 2008

The Royce Fund
1414 Avenue of the Americas
New York, NY 10019

Re: Fee Waiver and Expense Reimbursement - Royce 100 Fund (R Class)

Gentlemen:

Reference is made to the Investment Advisory Agreement dated June 30, 2003 (the “Agreement”) by and between The Royce Fund (the “Fund”) on behalf of Royce 100 Fund (the “Series”) and Royce & Associates (the “Adviser”).

Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services provided by it under the Agreement for the calendar year ending December 31, 2008, and/or agrees to reimburse expenses relating to such calendar year to the Series with respect to the Class in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for its R Class of shares (the “Class”) are not more than 1.84% of the Class’ average net assets for such calendar year.

The Adviser’s obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

The Series’ “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the calendar year involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees’ fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series’ statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series’ “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are “extraordinary” as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LLC

By:	/s/ John D. Diederich
John D. Diederich
Chief Operating Officer

ACCEPTED:
THE ROYCE FUND

By:	/s/ John D. Diederich
John D. Diederich
Vice President